UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2010

DUNE ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32497	95-4737507
State of Incorporation	Commission File Number	IRS Employer I.D. Number

Two Shell Plaza, 777 Walker Street, Suite 2300, Houston, Texas 77002

Address of principal executive offices

Registrant’s telephone number: (713) 229-6300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 24, 2010, Dune Energy, Inc. (the “Company”) received notice from the staff of the NYSE Alternext US (the “Exchange”) that the Exchange had accepted the Plan of Compliance (the “Plan”) previously submitted by the Company and determined that the Plan reasonably demonstrates the Company’s ability to regain compliance under the Exchange’s continued listing standards. By such notice, the Exchange granted the Company an extension until June 15, 2010 (the “Extension Period”) to regain compliance with the continued listing standards. The Company may continue its listing during the Extension Period.

In December of 2009, the Company received notice from the Exchange indicating that the Company had failed to comply with certain of the Exchange’s continued listing standards as set forth in Part 10 of the Exchange’s Company Guide. Specifically, the Exchange noted that the Company was not in compliance with (a) Section 1003(a)(i) of the Company Guide, because its stockholders’ equity is less than $2,000,000 and losses from continuing operations and it has had net losses in two out of its three most recent fiscal years; (b) Section 1003(a)(ii) of the Company Guide, because its stockholders’ equity is less than $4,000,000 and it has had losses from continuing operations and net losses in three out of its four most recent fiscal years; and (c) Section 1003(a)(iii) of the Company Guide, because its stockholders’ equity is less than $6,000,000 and it has had losses from continuing operations and net losses in its five most recent fiscal years. The Exchange afforded the Company the opportunity to submit a plan of compliance and on January 26, 2010, the Company submitted the Plan detailing actions to be taken to enable it to regain compliance with the continued listing standards within the allotted timeframe.

If the Company fails to make progress toward compliance consistent with the Plan, or is not in compliance at June 15, 2010 (the end of the Extension Period), then the Company may be delisted by the Exchange. There can be no assurance that the Company will be able to implement the Plan within the prescribed timeframe. The Company will continue to be subject to periodic review by Exchange staff during the Extension Period.

During the Extension Period, the Company’s common stock will continue to trade on the Exchange, subject to the trading symbol extension “.BC” to denote its noncompliance with the Exchange’s continued listing standards. A copy of the Company’s press release announcing the foregoing is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit	Name of Document

Exhibit 99.1	Press release dated March 29, 2010, announcing notice from NYSE AMEX of acceptance of the Company’s plan for compliance with continued listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2010	DUNE ENERGY, INC.

	By:	/s/ James A. Watt
		Name:	James A. Watt
		Title:	Chief Executive Officer

Exhibit Index

Exhibit	Name of Document

Exhibit 99.1	Press release dated March 29, 2010, announcing notice from NYSE AMEX of acceptance of the Company’s plan for compliance with continued listing requirements.